SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report:  June 20, 2002


                            INDUSTRIAL MINERALS, INC.
                           ---------------------------
       (Exact name of registrant as specified in its charter post-merger)



Delaware                         000-30651                  06-1474412
----------------------           ---------                  -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


      One Dundas Street West, Suite 2500, Toronto, Ontario, Canada M5G 1Z3
      --------------------------------------------------------------------
                             (Address of Registrant)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (416) 999-3188



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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        On June 20, 2002, the Company acquired the following unpatented graphite mining claims.

SO 1249711 (11 units)
SO 1249723 (3 units)
SO 1234705 (2 units)

        They covers a total area of approximately 625 acres or 248 hectares. They're located in Maria township in Ontario, Canada.


ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None.

ITEM 5. OTHER EVENTS

        None.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

        None.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS

        a.  Financial Statements - None

        b.  Pro Forma Financials - None

        c.  Exhibits - None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 27, 2002                   INDUSTRIAL MINERALS, INC.


                                           /s/ John Melnyk
                                       By: -------------------------------------
                                           John Melnyk, CFO, Secretary/Treasurer